Exhibit 10.52

AMENDMENT #1

THIS AMENDMENT #1 (the “Amendment”) to the Warrant (as defined below), is entered into by and between Bioxytran, Inc., a Nevada corporation (the “Company”), and Auctus Fund, LLC, a Delaware limited liability company (the “Holder”) (collectively the “Parties”).

BACKGROUND

A. The Company and Holder entered into a securities purchase agreement on October 24, 2018 (the “SPA”), pursuant to which the Company issued that certain convertible promissory note in the principal amount of $250,000.00 to the Holder (the “Note”).

B. The Company issued that certain common stock purchase warrant to the Holder pursuant to the SPA, for the purchase of 208,333 shares of the Company’s common stock, on October 24, 2018 (the “Warrant”), subject to anti-dilution protection as provided therein.

NOW THEREFORE, the Parties agree as follows:

1. Notwithstanding anything to the contrary contained in the Warrant, SPA, or Note, the remainder of the Warrant shall be extinguished in full once (i) the Holder exercises a portion of the Warrant for an aggregate of 375,000 shares of the Company’s common stock (the “Shares”) and (ii) the Company delivers the Shares without any restrictive legend to the Holder’s brokerage account via DWAC pursuant to the original terms of the Warrant.

2. Once the Shares are delivered to the Holder without any restrictive legend, the Holder shall direct the Company’s transfer agent to release the Holder’s remaining share reservation with respect to the Note and Warrant.

3. The issuance of the Shares will not trigger any default, penalty, or anti-dilution provision in the Note since the Company has repaid the balance owed under the Note prior to the date of this Amendment.

4. The Holder’s sale of the Shares during the calendar month of March 2020 shall be limited to 125,000 of the Shares.

5. The Holder’s sale of the Shares during the calendar month of April 2020 shall be limited to 125,000 of the Shares.

6. The Holder’s sale of the Shares during the calendar month of May 2020 shall be limited to 125,000 of the Shares.

7. This Amendment shall be deemed part of, but shall take precedence over and supersede any provisions to the contrary contained in the Warrant.

[signature page to follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of March 11, 2020.

BIOXYTRAN, INC.

By:
	Name:	DAVID PLATT
	Title:	CHIEF EXECUTIVE OFFICER

AUCTUS FUND, LLC

By:
	Name:	LOU POSNER
	Title:	MANAGING DIRECTOR

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